TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-151805     HV-6777 – Hartford 403(b) Cornerstone Innovations

Supplement dated July 6, 2020 to your Prospectus

1.                                    FUND NAME CHANGES

FEDERATED FUNDS

Effective on June 26, 2020, the following name changes were made to your Prospectus:

Old Name	New Name

Federated Clover Small Value Fund	Federated Hermes Clover Small Value Fund
Federated Equity Income Fund, Inc.	Federated Hermes Equity Income Fund, Inc.
Federated Kaufmann Fund	Federated Hermes Kaufmann Fund

As a result of the change, all references to the Old Names in your Prospectus are deleted and replaced with the New Names.

2.                                    FUND NAME CHANGES

INVESCO OPPENHEIMER FUNDS

Effective on or about September 30, 2020, the following name changes will be made to your Prospectus:

Current Name	New Name

Invesco Oppenheimer Developing Markets Fund	Invesco Developing Markets Fund
Invesco Oppenheimer Discovery Mid Cap Growth Fund	Invesco Discovery Mid Cap Growth Fund –
Invesco Oppenheimer Global Fund	Invesco Global Fund
Invesco Oppenheimer Global Strategic Income Fund	Invesco Global Strategic Income Fund
Invesco Oppenheimer Gold & Special Minerals Fund	Invesco Gold & Special Minerals Fund
Invesco Oppenheimer International Bond Fund	Invesco International Bond Fund

Invesco Oppenheimer International Diversified Fund	Invesco International Diversified Fund
Invesco Oppenheimer Main Street All Cap Fund®	Invesco Main Street All Cap Fund®
Invesco Oppenheimer Main Street Mid Cap Fund®	Invesco Main Street Mid Cap Fund®
Invesco Oppenheimer Rising Dividends Fund	Invesco Rising Dividends Fund

As a result of the change, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.